                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


     Date of Report (Date of earliest event reported)  December 15, 1996
                                                      -------------------



                          AMERICAN ENTERTAINMENT GROUP, INC.
               ------------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)



     COLORADO                        0-22174                     83-0277375
----------------                  ------------               -------------------
 (State or Other                  (Commission                   (IRS Employer
 Jurisdiction of                  File Number)               Identification No.)
  Incorporation
or Organization)



                           160 Bedford Road, Suite 306
                         Toronto, Ontario, Canada M5R 2K9
               ------------------------------------------------------
                 (Address of Principal Executive Offices, Zip Code)



                                 (416) 920-1919
               ------------------------------------------------------
                (Registrant's telephone number, including area code)
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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         The Registrant has sold a total of 53,333 common shares at prices between $1.00US and $1.50 per share, in cash, to one individual, one trust, and one corporation, at the end of 1996, all residents of Canada, and a total of 370,945 common shares at prices $0.80US and $0.85US per share, at the end of 1996, for past services to six individuals, all of whom are officers and directors of the Registrant and residents of Canada, pursuant to Regulation S.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              AMERICAN ENTERTAINMENT GROUP, INC.



                                              By: /s/ JOEL WAGMAN
                                                  ------------------------------
                                                  Joel Wagman
                                                  Chairman




Dated: December 15, 1996